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                                                                    EXHIBIT 10.D





                           EL PASO ENERGY CORPORATION


                        1995 INCENTIVE COMPENSATION PLAN






              AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 3, 1998










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                                TABLE OF CONTENTS

SECTION 1         PURPOSES..............................................................................1
         1.1      Purposes..............................................................................1

SECTION 2         ADMINISTRATION........................................................................1
         2.1      Administration........................................................................1
         2.2      Compliance With Rule 16b-3 and Section 162(m).........................................2

SECTION 3         SHARES AVAILABLE FOR THE PLAN.........................................................2
         3.1      Maximum Number of Shares..............................................................2
         3.2      Adjustment to Number of Shares........................................................2

SECTION 4         PARTICIPANTS..........................................................................3
         4.1      Participants..........................................................................3

SECTION 5         PERFORMANCE GOALS.....................................................................3
         5.1      Performance Period....................................................................3
         5.2      Performance Goals.....................................................................3
         5.3      Procedures............................................................................4

SECTION 6         INDIVIDUAL AWARDS.....................................................................5
         6.1      Performance Goal Certification........................................................5
         6.2      Maximum Award Payable.................................................................5
         6.3      Discretion to Reduce Awards; Participant's Performance................................5
         6.4      Stockholder Approval of Performance Goals.............................................5
         6.5      New Employee, Retirement, Death,
                     Disability, or Termination of Employment...........................................5

SECTION 7         PAYMENT OF INCENTIVE AWARDS...........................................................6
         7.1      Required Payment......................................................................6
         7.2      Restricted Stock Election.............................................................7
         7.3      Deferred Payment......................................................................7
         7.4      Payment Upon Change in Control........................................................8

SECTION 8         RESTRICTED STOCK......................................................................9

SECTION 9         GENERAL PROVISIONS...................................................................12
         9.1      Issuance of Common Stock.............................................................12
         9.2      No Right to Continued Employment.....................................................12
         9.3      Other Benefits.......................................................................13
         9.4      Nonassignment........................................................................13
         9.5      Leaves of Absence....................................................................13

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El Paso Energy Corporation                 i                   Table of Contents
1995 Incentive Compensation Plan



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
         9.6      Transfers and Promotions.............................................................13
         9.7      Unfunded Obligation..................................................................13
         9.8      Beneficiary..........................................................................14
         9.9      Permanent Disability.................................................................14
         9.10     Incapacity of Participant or Beneficiary.............................................14
         9.11     Withholding Taxes....................................................................15
         9.12     Termination and Amendment............................................................16
         9.13     Stockholder Approval.................................................................16
         9.14     Applicable Law.......................................................................16
         9.15     Effective Date and Term of the Plan..................................................16



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El Paso Energy Corporation                ii                   Table of Contents
1995 Incentive Compensation Plan



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                           EL PASO ENERGY CORPORATION
                        1995 INCENTIVE COMPENSATION PLAN
              AMENDED AND RESTATED EFFECTIVE AS OF DECEMBER 3, 1998


                               SECTION 1 PURPOSES

1.1  PURPOSES

         The purposes of the El Paso Energy Corporation 1995 Incentive Compensation Plan (the "Plan") are to encourage outstanding performances by the executives of El Paso Energy Corporation (the "Company") and its subsidiaries, to attract and retain exceptional executives, and to provide a direct incentive to the Participants (as defined in Section 4.1) to achieve the Company's strategic and financial goals.


                            SECTION 2 ADMINISTRATION

2.1  ADMINISTRATION

         With respect to awards made under the Plan to certain officers and directors of the Company and its subsidiaries ("Section 16 Insiders") who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by the Compensation Committee (the "Plan Administrator") of the Company's Board of Directors (the "Board"), which shall be constituted at all times so as to meet the disinterested administration requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act and the outside director requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act. The Plan Administrator shall prescribe, amend, and rescind rules and procedures for establishing Performance Goals (as defined in Section 5.2) pursuant to Section 162(m) of the Code. Subject to the Plan Administrator, and as may be required by Rule 16b-3 and Section 162(m) of the Code, the Plan shall be administered by a management committee (the "Management Committee") consisting of the Chief Executive Officer and such other senior officers as the Chief Executive Officer shall designate. The Management Committee shall interpret the Plan, prescribe, amend, and rescind rules relating to it, select eligible Participants, grant incentive awards, and take all other actions necessary for its administration, which actions shall be final and binding upon all Participants.

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El Paso Energy Corporation                                                Page 1
1995 Incentive Compensation Plan





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2.2  COMPLIANCE WITH RULE 16B-3 AND SECTION 162(m)

         The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Exchange Act. The Plan shall also be administered so as to comply with
Section 162(m) of the Code and regulations promulgated thereunder. If any Plan provision is later found not to be in compliance with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, that provision shall be deemed modified as necessary to meet the requirements of Rule 16b-3 and Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the applicability of any provision of the Plan to Participants who are Section 16 Insiders without so restricting, limiting, or conditioning the Plan with respect to other Participants.


                     SECTION 3 SHARES AVAILABLE FOR THE PLAN

3.1  MAXIMUM NUMBER OF SHARES

         Subject to Section 3.2, the maximum number of shares of common stock of the Company, $3 par value per share, (the "Common Stock") which may at any time be awarded under the Plan is two million five hundred thousand (2,500,000) shares of Common Stock, from shares held in the Company's treasury or out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Management Committee, subject to, and reduced by (on a post-split basis), the number of shares of Common Stock awarded prior to the occurrence of a two-for-one stock split effected by the Company in the form of a 100% stock dividend on April 1, 1998. "Restricted Stock" is any share of Common Stock which is subject to the requirements of Section 8 and such other restrictions as the Plan Administrator may deem appropriate. Any shares of Restricted Stock outstanding under the Plan on April 1, 1998, shall be adjusted on a two-for-one basis to reflect the stock dividend.

3.2  ADJUSTMENT TO NUMBER OF SHARES

         In the event of recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Board, upon recommendation of the Plan Administrator, may make appropriate adjustments to the number of shares authorized for the Plan and, with respect to outstanding Restricted Stock, the Plan Administrator may make appropriate adjustments to the number of shares.


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El Paso Energy Corporation                                                Page 2
1995 Incentive Compensation Plan






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                             SECTION 4 PARTICIPANTS

4.1  PARTICIPANTS

         The Plan Administrator shall determine and designate the Section 16 Insiders and the Management Committee shall designate all other executives of the Company and its subsidiaries who are eligible to receive awards under the Plan (the "Participants"). Participants, in general, will be limited to those executives who hold any of the following positions within the Company and, in the case of Participants employed by Company subsidiaries, those executives with positions equivalent thereto, but not necessarily with the same titles: Chairman of the Board, President, Chief Executive Officer, Vice Chairman of the Board (if any), Chief Operating Officer, any Executive Vice President, any Senior Vice President, and any Vice President. Members of the Board of Directors of the Company who are full-time executives of the Company shall be eligible to participate in the Plan. Any Participant in the El Paso Natural Gas Company Incentive Compensation Plan dated as of January 1, 1992 (the "Predecessor Plan") on the day immediately preceding the effective date of this Plan, who is an employee of the Company or its subsidiaries, shall be come a Participant in this Plan on the effective date.


                           SECTION 5 PERFORMANCE GOALS

5.1  PERFORMANCE PERIOD

         The term "Performance Period" as used in this Plan shall mean the period of twelve consecutive months beginning on January 1 and ending on December 31, or such other period as the Plan Administrator may determine.

5.2  PERFORMANCE GOALS

         The Plan Administrator shall establish the performance goal or goals ("Performance Goal or Goals") for each Performance Period in writing prior to the commencement of the applicable Performance Period, or at such other time as permitted by applicable provisions of the Code and regulations thereunder, and shall state the amount of award to be paid to each Participant, subject to
Section 6.3 below, upon attainment of the stated Performance Goals.

         Each Performance Goal selected for a particular Performance Period shall be a relative or absolute measure of any one or more of the following:

                  Operating Income
                  Pre-tax Profit
                  Earnings Per Share
                  Cash Flow


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El Paso Energy Corporation                                                Page 3
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                  Return on Capital
                  Return on Equity
                  Return on Net Assets
                  Net Income
                  Debt Reduction
                  Safety
                  Return on Investment
                  Revenues
                  Total Stockholder Return

         The foregoing terms shall have the same meaning as used in the Company's financial statements, or if the terms are not used in the Company's financial statements, they shall have the meaning generally applied pursuant to general accepted accounting principles, or as used in the industry, as applicable. The Plan Administrator shall set the target level of performance required for each Performance Goal selected for a particular Performance Period in order to determine whether a Performance Goal has been attained. The Plan Administrator may specify that a percentage (less than 100%) of awards may be payable if a designated level of performance of a Performance Goal is attained that is less than the target level of performance for such Performance Goal.

         The Plan Administrator may select one or more Performance Goals for a particular Performance Period. If the Plan Administrator selects more than one Performance Goal for a particular Performance Period, the Plan Administrator may determine to make awards upon attainment of any one or more of such Performance Goals, provided that such Performance Goals are established in accordance with this Section 5.2 and are stated as alternatives to one another.

5.3  PROCEDURES

         Prior to the beginning of a particular Performance Period, or such other date as the Code may allow, the Plan Administrator shall specify in writing:

         (a) the Participants who shall be eligible to receive an award for a Performance Period,

         (b)      the Performance Goals for such Performance Period, and

         (c) the maximum award amount payable to each Participant if the Performance Goals are met.

         Any Participant chosen to participate in the Plan for a given Performance Period shall receive the maximum award amount if the designated Performance Goals are achieved, subject to the discretion of the Plan Administrator to reduce such award, as described in Section 6.3.

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El Paso Energy Corporation                                                Page 4
1995 Incentive Compensation Plan


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                           SECTION 6 INDIVIDUAL AWARDS

6.1  PERFORMANCE GOAL CERTIFICATION

         An award shall become payable to the extent provided herein in the event that the Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, certifies in writing prior to payment of the award that the Performance Goal or Goals selected for a particular Performance Period has or have been attained. In no event will an award be payable under this Plan if the threshold level of performance set for each Performance Goal for the applicable Performance Period is not attained.

6.2  MAXIMUM AWARD PAYABLE

         The maximum award payable under this Plan to any Participant for any Performance Period shall be two million dollars ($2,000,000) in cash, Restricted Stock, or a combination of cash and Restricted Stock.

6.3  DISCRETION TO REDUCE AWARDS; PARTICIPANT'S PERFORMANCE

         The Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, in its sole and absolute discretion, may reduce the amount of any award otherwise payable to a Participant upon attainment of any Performance Goal for the applicable Performance Period. A Participant's individual performance must be satisfactory, regardless of the Company's performance and the attainment of Performance Goals, before he or she may be granted an incentive award. In evaluating a Participant's performance, the Plan Administrator and the Management Committee, as applicable, shall consider the Performance Goals of the Company and the Participant's responsibilities and accomplishments, and such other factors as it deems appropriate.

6.4  STOCKHOLDER APPROVAL OF PERFORMANCE GOALS

         Awards shall not be payable under this Plan unless the Plan Administrator determines that the material terms of the Performance Goal(s) under which an award is to be paid have been disclosed and subsequently approved by the Company's stockholders in accordance with Section 162(m) of the Code and applicable regulations thereunder.

6.5  NEW EMPLOYEE, RETIREMENT, DEATH, DISABILITY, OR TERMINATION OF EMPLOYMENT

         To the extent consistent with the deductibility of awards under Section 162(m) of the Code or regulations promulgated thereunder, the Plan Administrator or the Management Committee, as applicable, may grant all or such portion of an incentive award for the Performance Period as it deems advisable to a Participant (or the Participant's Beneficiary (as defined in Section 9.8) in the case of the Participant's death)

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El Paso Energy Corporation                                                Page 5
1995 Incentive Compensation Plan



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who is first employed or who is promoted to a position eligible to become a
Participant under this Plan during the Performance Period, or whose employment is terminated during the Performance Period because of the Participant's retirement, death, permanent disability, resignation, or discharge, provided that any of the Performance Goals are attained for the applicable Performance Period.


                      SECTION 7 PAYMENT OF INCENTIVE AWARDS

7.1  REQUIRED PAYMENT

         The Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, shall make a determination within thirty (30) days after the Company's financial information is available for a particular Performance Period (the "Award Date") whether the Performance Goals for that Performance Period have been achieved and the amount of the award for each Participant. In the absence of an election by the Participant pursuant to Sections 7.2 or 7.3, the award shall be paid not later than the end of the month following the month in which the Plan Administrator or Management Committee determines the amount of the award and shall be paid as follows:

         (a) Participants employed by the Company holding the position of Chairman of the Board, President, Chief Executive Officer, Vice Chairman of the Board, Chief Operating Officer, Executive Vice President, or Senior Vice President and Participants employed by Company subsidiaries with equivalent positions thereto, but not necessarily the same titles, shall receive their incentive award as follows:

                  (i)      50% (fifty percent) in cash and

                  (ii)     50% (fifty percent) in Restricted Stock.

         (b) Participants employed by the Company holding the position of Vice President and Participants employed by Company subsidiaries with an equivalent position thereto, but not necessarily the same title, shall receive their incentive award as follows:

                  (i)      75% (seventy-five percent) in cash and

                  (ii)     25% (twenty-five percent) in Restricted Stock.

         (c) Because the Participant bears forfeiture, price fluctuation, and other attendant risks during the Restriction Period (as defined in Section 8.3) associated with the Restricted Stock awarded under this Plan, Participants shall be awarded an additional amount of Restricted Stock equal to the amount of Restricted Stock which a Participant is awarded pursuant to Sections 7.1(a)(ii) or 7.1(b)(ii), as applicable.

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1995 Incentive Compensation Plan



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         (d) Notwithstanding subsections (a) and (b) above, the Plan
         Administrator or Management Committee, as appropriate, may determine that a Participant must receive a greater amount of his or her award in Restricted Stock, up to and including the entire award in Restricted Stock. (For purposes of the Plan, such required shares shall be treated as being awarded pursuant to Section 7.1(a)(ii) or Section 7.1(b)(ii), as applicable.) In such event, a Participant shall be entitled to the additional shares of Restricted Stock, awarded pursuant to Section 7(c) above.

         For purposes of this Plan, the value of awards payable in Restricted Stock and the calculation of fair market value of Common Stock shall be the mean between the highest and lowest quoted selling prices at which the Common Stock is sold on the Award Date (or such other date in the case of calculating fair market value for other purposes) as reported in the NYSE Composite Transactions by The Wall Street Journal for such date or, if no Common Stock was traded on such date, on the next preceding date on which the Common Stock was so traded. The value of any fractional share shall be paid in cash.

7.2  RESTRICTED STOCK ELECTION

         In lieu of receiving all or any portion of the cash in accordance with Sections 7.1(a)(i) or 7.1(b)(i), a Participant may elect to receive additional Restricted Stock with a value equal to the portion of the incentive award which the Participant would otherwise have received in cash, but has elected to receive in Restricted Stock ("Restricted Stock Election"). Participants must make their Restricted Stock Election at such time and in such a manner as prescribed by the Management Committee. If required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, any Restricted Stock Election made by a Participant who is a Section 16 Insider shall be made at least six months prior to the Award Date, or at such other time as is allowed by Section 16(b) of the Exchange Act. Each Participant who makes the Restricted Stock Election shall be entitled to the additional Restricted Stock granted pursuant to Section 7.1(c) with respect to the amount of the Participant's Restricted Stock Election. Except as provided in Section 8, all shares of Restricted Stock awarded pursuant to the Restricted Stock Election are subject to the same terms and conditions as the Restricted Stock a Participant receives pursuant to Sections 7.1(a)(ii) or 7.1(b)(ii), as applicable.

7.3  DEFERRED PAYMENT

         Each Participant may elect to have the payment of all or a portion of any incentive award made pursuant to Sections 7.1(a)(i) or 7.1(b)(i), as applicable, for the year deferred according to the terms and conditions of the Company's Deferred Compensation Plan. The election shall be irrevocable and shall be made at such time and in such a manner as prescribed by the Management Committee. The election shall apply only to that year. If a Participant has not made an election under this Section, any incentive award granted to the Participant for that year shall be paid pursuant to Sections 7.1 or 7.2, as applicable.


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El Paso Energy Corporation                                                Page 7
1995 Incentive Compensation Plan



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7.4  PAYMENT UPON CHANGE IN CONTROL

         Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company, the award attributable to the Performance Period in which the Change in Control occurs shall become fully vested and distributable, in cash, within 30 days after the date of the Change in Control, in an amount equal to the greater of the annual incentive percentage of Annual Salary established by the Plan Administrator, or the following:

                                        Participants employed by the Company
                                        holding any of the following positions
                                        and Participants employed by Company
                                        subsidiaries with positions equivalent
         Percentage of Annual Salary    thereto, but not necessarily with the
                                        same titles:

         100% of Annual Salary          Chairman of the Board, President, Chief
                                        Executive Officer, Vice Chairman of the
                                        Board, Chief Operating Officer, or
                                        Executive Vice President

         80% of Annual Salary           Senior Vice President

         60% of Annual Salary           Vice President

         The term "Annual Salary" as used in this Plan shall mean a Participant's annual base salary in effect on the date of a Change in Control.

         In the event a Change in Control occurs after the end of a Performance Period, but before the Award Date, each Participant shall be entitled to receive in cash, within 30 days after the date of the Change in Control, those amounts set forth above in this Section 7.4 for such Performance Period. Such amounts are in addition to the amount to which Participants shall be entitled for the Performance Period in which a Change in Control is deemed to occur.

                  For purposes of this Plan a "Change in Control" shall be deemed to occur:

                  (a) if any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

                  (b) upon the first purchase of the Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);


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                  (c) upon the approval by the Company's stockholders of a
         merger or consolidation, a sale, or disposition of all or substantially all the Company's assets or a plan of liquidation or dissolution of the Company; or

                  (d) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur if the Company either merges or consolidates with or into another company or sells or disposes of all or substantially all of its assets to another company, if such merger, consolidation, sale or disposition is in connection with a corporate restructuring wherein the stockholders of the Company immediately before such merger, consolidation, sale or disposition own, directly or indirectly, immediately following such merger, consolidation, sale or disposition at least eighty percent (80%) of the combined voting power of all outstanding classes of securities of the company resulting from such merger or consolidation, or to which the Company sells or disposes of its assets, in substantially the same proportion as their ownership in the Company immediately before such merger, consolidation, sale or disposition.


                           SECTION 8 RESTRICTED STOCK

         8.1 Any share of Restricted Stock awarded pursuant to this Plan shall be subject to the provisions of this Section 8, and to any additional restrictions imposed by the Plan Administrator. Restricted Stock may be awarded to Participants under this Plan in lieu of cash as provided in Section 7. Each award of Restricted Stock shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan. The award of Restricted Stock shall entitle a Participant to receive, on the date or dates designated by the Plan Administrator, the number of shares of Common Stock awarded by the Plan Administrator. Each Participant who receives a grant of Restricted Stock shall have all the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions. However, no Participant awarded Restricted Stock shall have any right as a stockholder with respect to such shares prior to the date of issuance to the Participant of a certificate or certificates for such shares.

         8.2 Notwithstanding Section 8.1, the Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for


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El Paso Energy Corporation                                                Page 9
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Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

         8.3 During a period of years following the award of Restricted Stock, as determined by the Plan Administrator, which shall in no event be less than one (1) year (the "Restriction Period"), the Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of by the Participant, except as otherwise provided for in this Plan, upon the Plan Administrator's waiver or modification of such restrictions in the agreement evidencing the grant of Restricted Stock, or by resolution of the Plan Administrator adopted at any time.

         8.4 Except as provided in Sections 8.5 or 8.6, if a Participant terminates employment with the Company for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant to the Company. In addition, in the event of any attempt by the Participant to sell, exchange, transfer, pledge, or otherwise dispose of shares of Restricted Stock in violation of the terms of the Plan, such shares shall be forfeited to the Company.

         8.5 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock awarded pursuant to Sections 7.1(a)(ii), 7.1(b)(ii), and 7.2 (except for Restricted Stock awarded pursuant to
Section 7.1(c)) shall lapse upon the Participant's death, retirement, Permanent Disability, or any other involuntary termination without Cause. The Restriction Period shall be deemed to end and all restrictions on a Participant's shares of Restricted Stock awarded pursuant to Section 7.1(c) shall lapse on a pro rata basis measured in years between (i) the amount of time which has elapsed between the Award Date and the Participant's death, retirement, Permanent Disability, or any other involuntary termination without Cause and (ii) the Restriction Period for such shares. All shares of Restricted Stock for which the Restriction Period has not lapsed as described above shall be forfeited to the Company. Notwithstanding the foregoing, the Plan Administrator, or the Management Committee in the case of Participants other than Section 16 Insiders, may determine that such Restriction Period should not lapse or that the Restriction Period on additional shares of Restricted Stock should lapse.

         For the purposes of this Plan, a termination with "Cause" is a termination evidenced by a resolution adopted in good faith by two-thirds (2/3) of the Board of Directors that the Participant (i) willfully and continually failed to substantially perform the Participant's duties with the Company (other than a failure resulting from the Participant's incapacity due to physical or mental illness) which failure continued for a period of at least thirty (30) days after a written notice of demand for substantial performance has been delivered to the Participant specifying the manner in which the

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El Paso Energy Corporation                                               Page 10
1995 Incentive Compensation Plan

Participant has failed to substantially perform or (ii) willfully engaged in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise; provided, however, that no termination of the Participant's employment shall be for Cause as set forth in clause (ii) above until (A) there shall have been delivered to the Participant a copy of a written notice setting forth that the Participant was guilty of the conduct set forth in clause (ii) above and specifying the particulars thereof in detail and (B) the Participant shall have been provided an opportunity to be heard by the Board of Directors (with the assistance of the Participant's counsel if the Participant so desires). No act, nor failure to act, on the Participant's part shall be considered "willful" unless the Participant has acted, or failed to act, with an absence of good faith and without a reasonable belief that the Participant's action or failure to act was in the best interest of the Company. Notwithstanding anything contained in the Plan to the contrary, no failure to perform by the Participant after notice of termination is given by the Participant shall constitute Cause.

         8.6 The Restriction Period for any Participant shall be deemed to end and all restrictions on shares of Restricted Stock shall lapse immediately upon a Change in Control.

         8.7 Subject to Section 8.2, a Participant is entitled to receive Restricted Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions, and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders. When the restrictions imposed by Section 8.3 expire or otherwise lapse with respect to one (1) or more shares of Restricted Stock, the Company shall deliver to the Participant (or the Participant's legal representative, Beneficiary, or heir) one (1) share of unrestricted Common Stock for each share of Restricted Stock. At that time, the agreement referred to in Section 8.1, as it relates to such shares, shall be terminated.

         8.8 A Participant may elect irrevocably (at a time and in the manner determined by the Plan Administrator or the Company, as appropriate), prior to vesting of Restricted Stock, that the Participant relinquishes any and all rights in the shares of Restricted Stock in exchange for an interest in the Company's then-existing Deferred Compensation Plan (as it may be further amended) (the "Deferred Compensation Plan") and receipt of such shares shall be deferred until a pre-specified date in the future or until the Participant ceases to be employed by the Company or any of its Subsidiaries, as elected by the Participant. At the time the restrictions lapse on the shares of Restricted Stock (as specified at the time of grant, or otherwise if changed by the Plan Administrator), the number of shares of Common Stock issuable to the Participant shall be credited to the deferred stock account (or such other account(s) as the Management Committee shall deem necessary and appropriate) under a memorandum deferred account established pursuant to the Deferred Compensation Plan, and any dividends or other distributions paid on the Common Stock (or its equivalent) shall be deemed reinvested in

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El Paso Energy Corporation                                               Page 11
1995 Incentive Compensation Plan
additional shares of Common Stock (or its equivalent) until all credited deferred shares shall become issuable pursuant to the Participant's election, unless the Management Committee of the Deferred Compensation Plan shall otherwise determine.


                          SECTION 9 GENERAL PROVISIONS

9.1  ISSUANCE OF COMMON STOCK

         The Company shall not be required to issue any certificate for shares of Common Stock prior to:

                  (a) obtaining any approval or ruling from the Securities and Exchange Commission, the Internal Revenue Service, or any other governmental agency which the Company, in its sole discretion, deems necessary or advisable;

                  (b) listing the shares on any stock exchange on which the Common Stock may then be listed; or

                  (c) completing any registration or other qualification of such shares under any federal or state laws, rulings, or regulations of any governmental body which the Company, in its sole discretion, determines to be necessary or advisable.

         All certificates for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which Common Stock is then listed, and any applicable federal or state securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, or if and so long as the Plan Administrator determines that application of such provisions is no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company.

9.2  NO RIGHT TO CONTINUED EMPLOYMENT

         Nothing in the Plan, or any awards of cash or Restricted Stock pursuant to the Plan, shall be construed to confer upon any Participant any right to continued employment with the Company or a subsidiary, nor interfere in any way with the right of the Company or a subsidiary to terminate the employment of such Participant at any time without assigning any reason therefor.

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El Paso Energy Corporation                                               Page 12
1995 Incentive Compensation Plan

9.3  OTHER BENEFITS

         Incentive awards shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension, or other benefit unless otherwise permitted by other benefit plans provided by the Company or its subsidiaries, or required by law or by contractual obligations of the Company or its subsidiaries. Notwithstanding the preceding sentence, the Restricted Stock awarded pursuant to Section 7.1(c) shall not be considered as part of a Participant's salary or used for the calculation of any other pay, allowance, pension, or other benefit unless required by contractual obligations of the Company or its subsidiaries.

9.4  NONASSIGNMENT

         The right of a Participant or Beneficiary to the payment of any incentive awards under the Plan may not be assigned, transferred, pledged, or encumbered, nor shall such right or other interests be subject to attachment, garnishment, execution, or other legal process.

9.5  LEAVES OF ABSENCE

         Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, or of its subsidiaries, as applicable, shall not be deemed terminations or interruptions of employment, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment with the Company or its subsidiaries.

9.6  TRANSFERS AND PROMOTIONS

         In the event a Participant is transferred from the Company to a subsidiary, or vice versa, or is promoted or given different responsibilities, the Restricted Stock awarded to the Participant prior to such date shall not be affected.

9.7  UNFUNDED OBLIGATION

         The incentive awards to be paid to Participants pursuant to this Plan are an unfunded obligation of the Company. The Management Committee, in its sole discretion, may direct the Company to share with its subsidiaries the costs of a portion of the incentive awards paid to Participants who are executives of those companies. The Company is not required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. Beneficial ownership of any investments which the Company may make to fulfill this obligation shall at all times remain in the Company. Any investments and the creation or maintenance of any Participant account under the Company's Deferral Compensation

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El Paso Energy Corporation                                               Page 13
1995 Incentive Compensation Plan

Plan shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Management Committee or the Company and a Participant, or otherwise create any vested interest in any Participant or his or her Beneficiary or his or her creditors in any assets of the Company whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to this Plan.

9.8  BENEFICIARY

         The term "Beneficiary" shall mean the person or persons to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant's death. The designation shall be on a form provided by the Management Committee, executed by the Participant and delivered to the Management Committee. A Participant may change his or her beneficiary designation at any time. A designation by a Participant under the Predecessor Plan shall remain in effect under this Plan unless it is revoked or changed under this Plan. If no Beneficiary is designated, the designation is ineffective, or in the event the Beneficiary dies before the balance of a Participant's account is paid, the balance shall be paid to the Participant's spouse or, if there is no surviving spouse, to his or her lineal descendants, pro rata, or, if there is no surviving spouse or any lineal descendant, to the Participant's estate.

9.9  PERMANENT DISABILITY

         A Participant shall be deemed to have become "permanently disabled" for purposes of this Plan if the Management Committee finds, upon the basis of medical evidence satisfactory to it, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company or any of its subsidiaries and that such disability will be permanent and continuous during the remainder of his or her life.

9.10  INCAPACITY OF PARTICIPANT OR BENEFICIARY

         If the Management Committee finds that any Participant or Beneficiary to whom a payment is payable under the Plan is unable to care for his or her affairs because of illness or accident or is under a legal disability, any payment due (unless a prior claim therefore shall have been made by a duly appointed legal representative), at the discretion of the Management Committee, may be paid to the spouse, child, parent, brother, or sister of such Participant or Beneficiary or to any person whom the Management Committee has determined has incurred expense for such Participant or Beneficiary. Any such payment shall be a complete discharge of the obligations of the Company under the provisions of the Plan.

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El Paso Energy Corporation                                               Page 14
1995 Incentive Compensation Plan

9.11  WITHHOLDING TAXES

         Appropriate provision shall be made for all taxes required to be withheld in connection with the award or other taxable event with respect to cash awards or Restricted Stock awards under the applicable laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign, including, but not limited to, the required withholding of a sufficient number of shares of Common Stock otherwise issuable to a Participant to satisfy the said required minimum tax withholding obligations. Unless otherwise provided in the instrument awarding the cash and Restricted Stock award, a Participant is permitted to deliver shares of unrestricted Common Stock, to the extent permitted by applicable regulations, for payment of withholding taxes on the payment of a cash award or the vesting of Restricted Stock. At the election of the Plan Administrator or, subject to approval of the Plan Administrator at its sole discretion, at the election of a Participant, shares of Common Stock may be withheld from the shares issuable to the Participant upon the vesting of the Restricted Stock to satisfy tax withholding obligations. The fair market value of Common Stock as delivered pursuant to this
Section 9.11 shall be valued as of the day prior to delivery, and shall be calculated in accordance with Section 7.1. The withholding of shares of Common Stock to pay tax obligations in connection with the vesting of Restricted Stock by a Section 16 Insider must be approved by the Plan Administrator and must occur (i) pursuant to an irrevocable election made six (6) months in advance of the transaction, (ii) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (iii) otherwise in accordance with the provisions of Rule 16b-3 and interpretations thereunder. In the event Rule 16b-3 is amended or interpreted to permit shares of Common Stock to be withheld to pay tax obligations outside the periods described in clause (i) or (ii) of the preceding sentence, or without Plan Administrator approval, the Plan Administrator may determine that such provisions shall no longer apply to
Section 16 Insiders. Notwithstanding the foregoing, the Management Committee shall determine, for Participants other than Section 16 Insiders, the appropriate means of providing for the withholding of taxes.

         Any Participant that makes a Section 83(b) election under the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company with a copy of such election form filed with the Internal Revenue Service.

         Tax advice should be obtained by the Participant prior to the Participant's (i) entering into a transaction under or with respect to the Plan,
(ii) designating or choosing the time of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.

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El Paso Energy Corporation                                               Page 15
1995 Incentive Compensation Plan

9.12  TERMINATION AND AMENDMENT

         The Board and the Plan Administrator may from time to time amend, suspend, or terminate the Plan, in whole or in part, including, but not limited to, any amendment necessary to insure that the Company may obtain any required regulatory approvals, and if the Plan is suspended or terminated, the Plan Administrator may reinstate any or all of its provisions. The Management Committee may amend the Plan provided that it may not suspend or terminate the Plan, substantially increase the administrative cost of the Plan or increase the obligations of the Company, or expand the classification of employees who are eligible to participate in the Plan. No amendment, suspension, or termination may impair the right of a Participant or his or her designated Beneficiary to receive the deferred compensation benefit accrued prior to the effective date of such amendment, suspension, or termination.

9.13  STOCKHOLDER APPROVAL

          Notwithstanding any other provision in this Plan, the Board, the Plan Administrator, and the Management Committee may not amend the Plan without the approval of the stockholders of the Company to: (a) materially increase the number of shares that may be issued under the Plan; (b) materially modify the requirements as to eligibility for participation in the Plan; (c) change the Performance Goals; or (d) otherwise materially increase the benefits accruing to the Participants under the Plan.

9.14  APPLICABLE LAW

         The Plan shall be construed and governed in accordance with the laws of the State of Texas.

9.15  EFFECTIVE DATE AND TERM OF THE PLAN

         The Plan was originally adopted by the Board effective as of January 13, 1995, and approved by the Company's stockholders on March 16, 1995. The Board amended and restated the Plan effective as of December 3, 1998. The Board had previously amended and restated the Plan effective as of August 1, 1998, in connection with the reorganization of the Company into a holding company structure whereby El Paso Energy Corporation became the publicly held company and El Paso Natural Gas Company became a wholly owned subsidiary. This Plan was assumed by El Paso Energy Corporation pursuant to an Assignment and Assumption Agreement effective as of August 1, 1998, by and between El Paso Energy Corporation and El Paso Natural Gas Company. Incentive awards of cash, Restricted Stock, or both may be granted pursuant to the Plan from time to time with the period commencing upon adoption of the Plan by the Board and ending ten
(10) years after approval of the Plan by the stockholders. Awards of Restricted Stock granted under the Plan shall continue to be subject to the terms and conditions of the Plan after the expiration date. To the extent required for

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El Paso Energy Corporation                                               Page 16
1995 Incentive Compensation Plan
compliance with Rule 16b-3, shares of Common Stock underlying shares of Restricted Stock granted subject to subsequent stockholder approval of the Plan to Section 16 Insiders may not be sold until a date at least six (6) months after the date such stockholder approval is obtained.

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El Paso Energy Corporation                                               Page 17
1995 Incentive Compensation Plan

         IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated effective as of December 3, 1998.


                                           EL PASO ENERGY CORPORATION


                                           By:      /s/ Joel Richards III
                                              ---------------------------------
                                           Title:  Executive Vice President


ATTEST:

By:    /s/ David L. Siddall
   ----------------------------------
Title: Corporate Secretary







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El Paso Energy Corporation                                               Page 18
1995 Incentive Compensation Plan